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                                                                    EXHIBIT 10.3

                               SECURITY AGREEMENT

        THIS SECURITY AGREEMENT ("Agreement") is made as of November 10, 2000, between Natural Alternatives International, Inc., a Delaware corporation (referred to as "Secured Party") and FitnessAge Incorporated, a Nevada corporation (referred to as "Debtor").

        NOW THEREFORE, the parties agree as follows:

        1.     Definitions of Terms Used Herein.

               (i) "Event of Default" shall mean a failure by Debtor to perform any obligation or pay any indebtedness now or hereafter owing to Secured Party including, without limitation, any and all obligation or indebtedness arising out of (i) that certain Loan Agreement between Debtor and Secured Party dated November 11, 1999, as amended by a First Amendment to Loan Agreement and Security Agreement dated December 6, 1999 and a Second Amendment to Loan Agreement dated November 10, 2000 (such agreement as so amended the "Loan Agreement") and (ii) this Agreement.

               (ii) "Collateral" shall mean (i) all rights conveyed or to be conveyed pursuant to the License Agreement attached to the Loan Agreement as Exhibit "B" and incorporated herein by reference; (ii) the Source Code and Documentation, as defined in the Source Code Escrow Agreement attached as Exhibit "A" to the License Agreement and incorporated herein by reference; and
(iii) Proceeds from any of the foregoing.

               (iii) "Liability" or "Liabilities" shall mean all obligations and indebtedness of the Debtor to the Secured Party now or hereafter existing including, without limitation, the indebtedness owing pursuant to the Loan Agreement.

               (iv) "Proceeds" shall mean whatever is received, including cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements or other documents, when any of the Collateral is sold, exchanged, leased, collected or otherwise disposed of, and any instruments, securities, contract rights, general intangibles, credits, claims, dividends and any other property, rights and interest of Debtor.

               (v) "Security Interest" shall mean a lien or other interest in the Collateral which secures performance or payment of a Liability or performance of any obligation hereunder continuing in full force and effect until the payment in full of all of the Liabilities.

        2. Security Interest. As security for the payment of the Liabilities, the Debtor hereby grants to the Secured Party a Security Interest in all the Collateral and in all ledger sheets, files, records and documents relating to the Collateral. Until full and complete performance of the Liabilities, the Security Interest in all Collateral hereby shall continue in force and effect.

        3. Taxes; Financing Statements. At its option, the Secured Party may discharge taxes, liens or security interest or other encumbrances at any time levied or placed on the Collateral, and may pay for the maintenance and preservation thereof, and the Debtor agrees to reimburse the Secured Party on demand for any payment made or any expense incurred by the Secured Party on demand for any payment made or any expense incurred by the Secured Party pursuant to the foregoing authorization. The Debtor hereby authorizes the Secured Party to file a


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financing statement or financing statements on Form UCC-1 and any amendments thereto without the signature of the Debtor. Such authorization is limited to the Security Interest granted by this Security Agreement.

        4. Collections. Upon the occurrence of an Event of Default hereunder, the Secured Party shall have the right to receive, endorse, assign and/or deliver in its own name or the name of the Debtor any and all checks, drafts and other instruments for the payment of money relating to the Collateral and the Proceeds and the Debtor hereby waives notices of presentment, protest and nonpayment of any instrument so endorsed. In furtherance of the foregoing, upon the occurrence of an Event of Default hereunder, the Debtor hereby irrevocably appoints the Secured Party its true and lawful agent, with power of substitution for such Debtor's name or in the name of the Secured Party or otherwise, for the use and benefit of the Secured Party: (a) To endorse the name of the Debtor upon any notes, acceptances, checks, drafts, money orders or other evidences of payment that may come into the possession of the Secured Party; (b) To commence and prosecute any and all suits, actions or proceedings in law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or the Proceeds or to enforce any rights in respect thereof; (c) To settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to all or any of the Collateral; and (d) Generally to sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and do all other acts and things necessary to carry out this Security Agreement, as fully and completely as though the Secured Party were the absolute owner thereof for all purposes; provided, however, that, unless an Event of Default shall have occurred, the Debtor may make collections and otherwise may deal with the Collateral (including the Proceeds) in any lawful manner in the ordinary course of its business. The Secured Party shall not be responsible nor liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located regardless of the cause thereof unless the same shall happen through the Secured Party's negligence or willful misconduct. The costs of collection, notification and enforcement, including counsel fees and out-of-pocket expenses, shall be borne solely by the Debtor whether the same are incurred by the Security Party or the Debtor.

        5. Event of Default. If an Event of Default shall occur, the Secured Party may take any or all of the following actions, at the same or different times:

               (i) declare any or all of the Liabilities immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note to the contrary notwithstanding;

               (ii) with or without legal process and with or without previous notice or demand for performance, enter any premises where the Collateral is located and take possession of the same, together with anything therein, and make disposition of, or proceed to enforce payment of, the Collateral subject to any and all applicable provisions of law; and/or

               (iii) exercise any and all rights and remedies afforded to it under any and all applicable provisions of law or principles of equity.

        If the Collateral is sold at public sale, the Secured Party may purchase all or part of the Collateral at such sale. The Secured Party shall apply the proceeds of any such sale as follows:


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first, to the extent the same have not been paid within 30 days of the invoice therefor, to the payment of all costs and expenses of the Secured Party incurred in connection with such sale or otherwise in connection with this Agreement, the Loan Agreement or any of the Note including, but not limited to, the reasonable fees and expenses of its agents, attorneys and counsel; second, upon three (3) business days' notice to the Debtor of the Secured Party's intention to make such application, to the payment or reduction of any principal of or interest on the Note then due and payable, whether at the stated maturity thereof, or by acceleration or otherwise, and any remainder of the proceeds of such sale shall be paid over to the Debtor.

        6. Waiver. The Secured Party shall not be deemed to have waived any rights hereunder under any other agreement, instrument or paper signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right hereunder shall operate as a waiver thereof or of any other right. A waiver upon any one occasion shall not be construed as a bar or a waiver of any right or remedy on any future occasion. All of the rights and remedies of the Secured Party, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singly or concurrently.

        7. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of California and shall be construed in accordance with and governed by the laws of said State and the United States of America.

        8. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Secured Party in this Agreement shall bind and inure to the benefit of the successors and assigns of the Secured Party.

        9. Severability. If any part of this Agreement is contrary to, prohibited by or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

        10. Execution by the Secured Party. This Agreement shall take effect immediately upon execution by the Debtor, and the execution hereof by the Secured Party shall not be required as a condition to the effectiveness of the Security Agreement. The provision for execution of this Agreement by the Secured Party is only for purposes of filing this Agreement as a Security Agreement under the Uniform Commercial Code, if execution hereof by the Secured Party is required for purposes of such filings.

        11. Headings. Sections headings have been inserted in this Agreement as a matter of convenience of reference only, and it is agreed that such Section headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

        12. Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties only in the courts of the State of California, County of San Diego, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of California, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein.


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Process in any action or proceeding referred to in the proceeding sentence may be served on any party anywhere in the world.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

SECURED PARTY:                          DEBTOR:

Natural Alternatives International,     FitnessAge Incorporated, a Nevada
Inc., a Delaware corporation            corporation


By:                                     By:
   ---------------------------------       -------------------------------------
   Peter Wulff, Chief Financial Officer    Brian L. Harcourt Vice Chairman
   and Treasurer



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